SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                 ---------------


                                    FORM 8-K

                                 CURRENT REPORT


                        PURSUANT TO SECTION 13 OR 15 (d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934

         Date of Report (date of earliest event reported)  OCTOBER 17, 1997

                            MARK IV INDUSTRIES, INC.
             (Exact name of registrant as specified in its charter)

         Delaware              1-8862                       23-1733979
     (State or other       (Commission File Number)        (IRS Employer ID
     jurisdiction of                                          Number)
     incorporation)


501 JOHN JAMES AUDUBON PARKWAY, P.O. BOX 810, AMHERST, NEW YORK, 14266-0810
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(Address of principal executive offices)                          (Zip Code)


Registrant's Telephone Number,  including area code:         (716)-689-4972


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          (Former name or former address, if changed since last report)

ITEM 5.  OTHER EVENTS.

        On October 29, 1997, the Registrant completed the sale (the "Offering") of $275 million principal amount of its 4 3/4% Convertible Subordinated Notes due 2004 (the "Notes") to an initial purchaser in a transaction exempt from registration under the Securities Act of 1933, as amended (the "Act"). Pursuant to the Purchase Agreement, the Registrant granted the initial purchaser an over-allotment option, exercisable within 30 days of the Offering, to purchase an additional $41,250,000 aggregate principal amount of the Notes. The net proceeds from the sale of the Notes will be used to repurchase or redeem or defease or otherwise retire all of the Registrant's $258,000,000 outstanding principal amount of 8 3/4% Senior Subordinated Notes due April 1, 2003 (the "8 3/4% Notes"), which are redeemable beginning on April 2, 1998 at 104.375% of their aggregate principal amount. The Registrant may repurchase the 8 3/4% Notes, from time to time, in the open market or in privately negotiated transactions, or redeem or defease or otherwise retire the 8 3/4% Notes, using the net proceeds from the Offering and, to the extent necessary, existing funds of the Registrant or borrowings under the Registrant's Credit Agreement, depending upon prevailing market conditions, prices for such securities and other relevant factors. The Notes bear interest at the rate of 4 3/4% per annum, payable semi-annually, and will mature on November 1, 2004. The Notes may be redeemed, in whole or in part, at the option of the Registrant, at any time on or after November 3, 2000 at specified redemption prices. The Notes are general unsecured obligations of the Registrant and are subordinated in right of payment to all existing and future Senior Indebtedness (as defined in the Indenture referred to below) of the Registrant. Pursuant to a Registration Rights Agreement relating to the Notes, the Registrant has agreed to file and use all reasonable efforts to cause to become effective a shelf registration statement under the Act with respect to the resale of the Notes and the Common Stock issuable upon conversion of the Notes.


     The foregoing summary of the terms of the Notes does not purport to be complete and is subject to, and is qualified in its entirety by reference to, the provisions of the Notes and the Indenture, dated October 29, 1997, between the Registrant and The Bank of New York, as Trustee, pursuant to which the Notes were issued, a copy of which (with the form of Notes certificate) is filed as
Exhibit 4.1 to this Current Report.

     Pursuant to Rule 135c under the Act, a copy of the press release issued by the Registrant on October 17, 1997 relating to the Offering and sale of the Notes is filed as Exhibit 99.1, to this Current Report.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial Statements of Business Acquired. - Not applicable.

     (b)  Pro Forma Financial Information. - Not applicable.

     (c)  Exhibits.

          4.1 Indenture dated as of October 29, 1997, between Mark IV Industries, Inc., as issuer, and The Bank of New York, as trustee, relating to the 4 3/4% Convertible Subordinated Notes due 2004.

          4.2 Registration Rights Agreement dated as of October 29, 1997 between Mark IV Industries Inc., as issuer, and Bear,
               Stearns & Co. Inc., as Initial Purchaser, relating to the 4 3/4 Convertible Subordinated Notes due 2004.

          99.1 Copy of press release, dated October 17, 1997, issued by the Registrant with respect to the offering of the Notes.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        MARK IV INDUSTRIES, INC.


                                        By:
                                           Name:   Richard L. Grenolds
                                           Title:  Vice President and
                                                   Chief  Accounting Officer


Dated:  November 6, 1997